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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004


                         Preformed Line Products Company
             (Exact name of registrant as specified in its charter)


             Ohio                          0-31164               34-0676895
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation                                       Identification No.)


             660 Beta Drive
         Mayfield Village, Ohio                                     44143
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (440) 461-5200


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 21, 2004, the Audit Committee of the Board of Directors of Preformed Line Products, an Ohio corporation ("PLP"), engaged Deloitte & Touche LLP ("Deloitte") as PLP's independent accountant for the fiscal year ending December 31, 2004.

During the two most recent fiscal years and the subsequent interim period through April 21, 2004 neither PLP nor anyone on behalf of PLP consulted with Deloitte regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on PLP's financial statements; or on any matter considered important by PLP in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PREFORMED LINE PRODUCTS COMPANY

                                      /s/ Eric R. Graef
                                      -----------------------------------------
                                          Eric R. Graef
                                          Vice President - Finance and Treasurer
                                          (Principal Accounting Officer)

DATED:  April 28, 2004